UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 22, 2010

WHITEMARK HOMES, INC.
(Exact name of Company as specified in its charter)

Colorado	000-08301	25-1302097
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

677 North Washington Blvd., Sarasota, Florida (Address of principal executive offices)	34236 (Zip Code)

(914)-952-5885
 (Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Company’s Certifying Accountant.

On September 22, 2010,  Whitemark Homes, Inc., a Colorado corporation (the “Company”), entered into an engagement letter with the accounting  firm of Salberg & Company, P.A. (“Salberg”) to engage Salberg to audit the consolidated balance sheets of the Company and its subsidiaries at December 31, 2009 and 2008 and the related consolidated statements of operations, changes in stockholders’ equity (deficiency), and cash flows for each of the two years in the period ended December 31, 2009.

See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2010 with respect to the resignation of the Company’s prior accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEMARK HOMES, INC.

By:	/s/ Barry Reese
Barry Reese
Chief Executive Officer and President

Date: September 30, 2010